Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Pingtan Marine Enterprise Ltd. (the “Registrant”) on Form 10-K/A for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned in their respective capacities as Chairman of the Board and Chief Executive Officer and Chief Financial Officer of the Registrant, each hereby certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of thier knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.x

Date: October 6, 2016	/s/ Xinrong Zhuo
Xinrong Zhuo Chairman of the Board and Chief Executive Officer

Date: October 6, 2016	/s/ Roy Yu
Roy Yu Chief Financial Officer